© 2026 CRS Holdings, LLC. All rights reserved. CARPENTER TECHNOLOGY CORPORATION 3rd Quarter Fiscal Year 2026 Earnings Call April 29, 2026 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2025, Form 10-Q for the fiscal quarters ended September 30, 2025, and December 31, 2025, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions, including tariffs; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Iran, the war in Ukraine, the war between Israel and HAMAS, the war between Israel and Hezbollah, Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (21) challenges affecting the commercial aviation industry or key participants including, but not limited to production and other challenges at The Boeing Company; and (22) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 3 3rd QUARTER FISCAL YEAR 2026 Tony Thene | Chairman of the Board and Chief Executive Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 4 Safety is Our Highest Value 2.2 2.0 1.2 1.3 1.1 0.6 1.0 1.7 1.8 1.4 1.3 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 YTD Total case incident rate Exhibit 99.1

Exhibit 99.1

Quarter Performance: record operating income and operating margins

Strong execution delivering record quarterly profit

Operating Income ($M)


+20%
138
155
187
Q3 FY25
Q2 FY26
Q3 FY26

- Operating income up 20% over Q2 FY26, our previous record
- Generated $124.8 million in adjusted free cash flow

SAO continues to expand adjusted operating margins

SAO Adjusted Operating Margin (%) *


29.1
33.1
35.6
Q3 FY25
Q2 FY26
Q3 FY26

- SAO operating income of $208.0 million, up 37% year-over-year
- Margin expansion from higher productivity, improving mix and pricing actions

Aerospace & Defense demand and pricing continues to strengthen

Aerospace & Defense sales increased 13% sequentially and 17% year-over-year

Accelerating demand with highest Aerospace structural bookings since Q4FY23

Pricing remains elevated and has been consistently increasing

© 2026 CRS Holdings, LLC. All rights reserved.

5

*Detailed schedule included in Non-GAAP Schedules in Appendix.

Exhibit 99.1

Third Quarter Fiscal Year 2026 Net Sales

MARKET	Q3-26 NET SALES EX. SURCHARGE ($M)*	% NET SALES EX. SURCHARGE	VS. Q2-26	VS. Q3-25
AEROSPACE & DEFENSE	$435.6	66%	↑ +13%	↑ +17%
MEDICAL	$51.7	8%	↓ -9%	↓ -29%
ENERGY	$50.5	8%	↑ +32%	↑ +44%
TRANSPORTATION	$19.3	3%	↑ +12%	↓ -12%
INDUSTRIAL & CONSUMER	$78.1	12%	↑ +5%	↑ +8%

Demand environment strengthening, especially in Aerospace & Defense with build rates ramping

- Aerospace demand remains robust, driven by increasing production rates and elevated MRO activity
- Accelerating aerospace structural sub-market bookings signaling growing confidence in build rate ramp
- New builds of industrial gas turbines (IGT) driving demand in energy market
- Medical customers maintain positive outlook with increasing patient procedures

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2026 CRS Holdings, LLC. All rights reserved.
6

© 2026 CRS Holdings, LLC. All rights reserved. 7 3rd QUARTER FISCAL YEAR 2026 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 8*Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions, except per share amounts Q3-26 Q2-26 Q3-25 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Pounds (‘000) 53,474 48,398 46,496 5,076 6,978 Net Sales 811.5 728.0 727.0 83.5 84.5 Net Sales ex. Surcharge Revenue* 655.6 589.1 597.0 66.5 58.6 Gross Profit 251.8 218.3 200.8 33.5 51.0 Selling, General and Administrative Expenses 65.3 63.1 63.0 2.2 2.3 Operating Income 186.5 155.2 137.8 31.3 48.7 Adjusted Operating Margin ex. Surcharge Revenue* 28.4% 26.3% 23.1% 2.1% 5.3% Effective Tax Rate 21.0% 19.0% 21.8% 2.0% (0.8%) Net Income 139.6 105.3 95.4 34.3 44.2 Earnings per Diluted Share $2.77 $2.09 $1.88 $0.68 $0.89 Adjusted Earnings per Diluted Share ex. Special Item* $2.77 $2.33 $1.88 $0.44 $0.89 Income Statement Summary Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. Year to date FY26, strong cash flow generation... 9 …And maintaining healthy liquidity and strong balance sheet …While executing against planned capital allocation priorities… • Repurchased $133.9 million of stock to date in FY26; total of $235.8 million of stock repurchases completed against $400.0 million authorization announced in Q1-25 • Funded consistent quarterly cash dividend • Brownfield capacity expansion project is on schedule and on budget; as planned, spending on project accelerating in second half of fiscal year 2026 • Generated $364.9 million in cash from operating activities; $207.3 million in adjusted free cash flow • Spent $157.6 million in capital expenditures including brownfield capacity expansion • Increasing our cash generation outlook; now expect to generate approximately $350 million of adjusted free cash flow in fiscal year 2026; including estimated $260 million of capital expenditures • Liquidity remains healthy at $793.8 million including $294.8 million of cash and $499.0 million of available borrowings under Credit Facility • Net Debt/EBITDA (0.5x) remains at historic lows with no near-term debt maturities Capital Allocation: Repurchasing shares while investing in brownfield capacity expansion Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 10 3rd QUARTER FISCAL YEAR 2026 SEGMENT OVERVIEW Brian Malloy | President and Chief Operating Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 11 SAO Segment Summary • Net sales excluding surcharge increased 11% sequentially driven by Aerospace and Defense and Energy end-use markets • Record operating income, up 19% sequentially, the result of higher productivity, effective mix management and realized benefits of pricing actions • Record adjusted operating margin, the seventeenth consecutive quarter with margin expansion • Maintaining focus on increasing productivity while managing operating costs closely and optimizing product mix • Anticipating increased shipment volumes driven by strong demand, productivity efforts and more available effective capacity uptime • Q4-26 operating income expected to be in the range of $224 million to $228 million $ millions Q3-26 Q2-26 Q3-25 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Pounds ('000) 51,832 46,836 44,584 4,996 7,248 Net Sales 735.1 661.6 642.9 73.5 92.2 Net Sales ex. Surcharge Revenue* 585.0 527.3 519.4 57.7 65.6 Operating Income 208.0 174.6 151.4 33.4 56.6 Adjusted Operating Margin ex. Surcharge Revenue* 35.6% 33.1% 29.1% 2.5% 6.5% Q3-26 Business Results Q4-26 Outlook *Detailed schedule included in Non-GAAP Schedules in Appendix. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 12 PEP Segment Summary • Net sales excluding surcharge down 6% year-over-year reflecting increased sales in Aerospace and Defense end-use market more than offset by reductions in Medical end-use market • Year-over-year operating income lower as a result of reduction in Medical end-use market sales in Dynamet partially offset by improving profitability in Additive • Continuing to drive actions to enhance productivity and throughput rates across manufacturing facilities while closely managing costs • Q4-26 operating income expected to be in line with Q3-26 *Pounds includes only Dynamet and Additive businesses. **Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q3-26 Q2-26 Q3-25 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Pounds ('000)* 2,602 2,218 2,584 384 18 Net Sales 97.7 83.2 104.9 14.5 (7.2) Net Sales ex. Surcharge Revenue** 90.6 77.2 96.8 13.4 (6.2) Operating Income 6.7 6.9 10.9 (0.2) (4.2) Adjusted Operating Margin ex. Surcharge Revenue** 7.4% 8.9% 11.3% (1.5%) (3.9%) Q3-26 Business Results Q4-26 Outlook Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 13 3rd QUARTER FISCAL YEAR 2026 CLOSING COMMENTS Tony Thene | Chairman of the Board and Chief Executive Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 14 • Operating in accelerating demand environment, especially in the Aerospace and Defense end-use market • Fundamental supply-demand imbalance will grow as material demand accelerates • Anticipate strengthening volume, productivity, product mix and continued favorable pricing actions for our differentiated products, given the continued supply gap • Strong balance sheet and cash flow generation enables balanced approach to capital allocation • Investing in brownfield capacity expansion that will accelerate earnings growth but will NOT materially impact supply-demand imbalance • Returning cash to shareholders through a longstanding dividend and robust share repurchase program *Detailed schedule included in Non-GAAP Schedules in Appendix. STRONG MARKET POSITION BALANCED CAPITAL ALLOCATION ATTRACTIVE FINANCIAL PROFILE • Completed record fiscal quarter with Q3 profits up 20% sequentially • SAO continues to expand adjusted operating margins, now 35.6%* • Expecting FY26 operating income to be $700 million to $705 million, 33%+ higher than record FY25 • Anticipate generating approximately $350 million in adjusted free cash flow in FY26 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 15 APPENDIX OF NON-GAAP SCHEDULES Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 16 $ millions Q3-26 Q2-26 Q3-25 Net Sales 811.5 728.0 727.0 Less: Surcharge Revenue 155.9 138.9 130.0 Net Sales ex. Surcharge Revenue 655.6 589.1 597.0 Operating Income 186.5 155.2 137.8 Operating Margin 23.0% 21.3% 19.0% Adjusted Operating Margin ex. Surcharge Revenue 28.4% 26.3% 23.1% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Operating Margin ex. Surcharge Revenue Non-GAAP Schedules Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 17 SAO SAO SAO PEP PEP PEP $ millions Q3-26 Q2-26 Q3-25 Q3-26 Q2-26 Q3-25 Net Sales 735.1 661.6 642.9 97.7 83.2 104.9 Less: Surcharge Revenue 150.1 134.3 123.5 7.1 6.0 8.1 Net Sales ex. Surcharge Revenue 585.0 527.3 519.4 90.6 77.2 96.8 Operating Income 208.0 174.6 151.4 6.7 6.9 10.9 Operating Margin 28.3% 26.4% 23.5% 6.9% 8.3% 10.4% Adjusted Operating Margin ex. Surcharge Revenue 35.6% 33.1% 29.1% 7.4% 8.9% 11.3% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Segment Operating Margin ex. Surcharge Revenue Non-GAAP Schedules Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 18 $ millions, except per share amounts Q3-26 Q2-26 Q3-25 Earnings per Diluted Share $2.77 $2.09 $1.88 Net Income 139.6 105.3 95.4 Special Item, net of tax: Debt extinguishment losses — 12.0 — Special Item, net of tax: — 12.0 — Net Income Excluding Special Item 139.6 117.3 95.4 Adjusted Earnings per Diluted Share Excluding Special Item $2.77 $2.33 $1.88 Adjusted Earnings per Diluted Share Non-GAAP Schedules Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 19 $ millions Q3-26 Q2-26 Q1-26 9 MOS FY26 9 MOS FY25 Net Cash Provided from Operating Activities 193.5 132.2 39.2 364.9 182.3 Purchases of Property, Plant, Equipment and Software (68.7) (46.3) (42.6) (157.6) (96.3) Proceeds from Disposals of Property, Plant and Equipment — — — — 0.1 Adjusted Free Cash Flow 124.8 85.9 (3.4) 207.3 86.1 Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. Non-GAAP Schedules Adjusted Free Cash Flow Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 20 Cash Flow & Liquidity Summary The clerical accuracy of certain amounts may be impacted due to rounding. $ millions Q3-26 Q2-26 Q1-26 9 MOS FY26 9 MOS FY25 Net Income + Noncash Items 191.3 169.8 173.8 534.6 393.8 Inventory (17.3) (43.4) 15.6 (45.1) (93.3) Working Capital / Other 25.1 11.4 (144.3) (107.5) (59.7) Total Net Working Capital / Other 7.8 (32.0) (128.7) (152.6) (153.0) Pension Plan Contributions (5.6) (5.6) (5.9) (17.1) (58.5) Net Cash Provided from Operating Activities 193.5 132.2 39.2 364.9 182.3 Purchases of Property, Plant, Equipment and Software (68.7) (46.3) (42.6) (157.6) (96.3) Proceeds from Disposals of Property, Plant and Equipment — — — — 0.1 Adjusted Free Cash Flow 124.8 85.9 (3.4) 207.3 86.1 $ millions Q3-26 Q2-26 Q1-26 9 MOS FY26 9 MOS FY25 Cash 294.8 231.9 208.0 294.8 151.5 Available Borrowing Under Credit Facility 499.0 498.9 348.9 499.0 348.9 Total Liquidity 793.8 730.8 556.9 793.8 500.4 • Repurchased 145,000 shares ($52.7 million) in Q3-26 against $400.0 million repurchase program • Funded consistent quarterly cash dividend of $0.20 per share ($10.1 million) Exhibit 99.1

For additional information, please contact info@cartech.com | 610 208 2000 https://www.carpentertechnology.com Carpenter Technology Corporation (NYSE: CRS) is a recognized leader in high-performance specialty alloy materials and process solutions for critical applications in the aerospace and defense, medical, and other markets. Founded in 1889, Carpenter Technology has evolved to become a pioneer in premium specialty alloys including nickel, cobalt, and titanium and material process capabilities that solve our customers' current and future material challenges. Your trusted partner in innovation. 2 1 Exhibit 99.1